                                                                    Exhibit 10.7

                              DEVELOPMENT AGREEMENT
                              ---------------------

THIS AGREEMENT made effective as of the 5th day of January, 1998.

BETWEEN:

                           The New Brunswick Telephone Company, Limited, a New Brunswick business corporation (hereinafter called "NBTel")

                                                              OF THE FIRST PART
                           and

                           506048  N.B.   Ltd.,   a  New   Brunswick   business
                           corporation (hereinafter called "506")

                                                             OF THE SECOND PART
                           and

                           imagicTV Inc., a corporation incorporated under the laws of Canada, (hereinafter called "imagic ")

                                                              OF THE THIRD PART


WHEREAS imagic is in the business of conducting scientific research and experimental development in digital broadcasting over Internet Protocol networks and supporting hardware products (the "Products") and possesses substantial experience, capacity and expertise in relation thereto;

AND WHEREAS the business of each of NBTel and 506 includes scientific research and experimental development in the area of digital broadcasting over Internet Protocol networks;

AND WHEREAS each of NBTel and 506 from time to time may wish to jointly embark on projects which have as their goal the creation and development of commercially viable products of the nature described in the Research Schedule (as hereinafter defined), and desire to engage the services of imagic to perform the necessary scientific research and experimental development to create such commercially viable products; and

AND WHEREAS imagic and NBTel and 506 wish to establish the terms and conditions on which NBTel and 506 will request imagic to perform the said scientific research and experimental development for and on behalf of NBTel and 506.

NOW THEREFORE, in consideration of the mutual promises and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto mutually covenant and agree with each other as follows:

                                   ARTICLE I

                                 INTERPRETATION
                                 --------------

1.1 Definitions. In this Agreement and in any amendment hereto, unless there is
    ------------
something in the subject matter or context inconsistent therewith.

(a) "Act" means the Canada Business Corporations Act, as now enacted or as the same may from time to time be amended, re-enacted or replaced, and the regulations thereto and any regulations that may be substituted therefor, as from time to time amended;

(b)  "Affiliate" of a Party has the meaning specified in the Act;

(c) "Business Day" means any day of the year other than a Saturday, Sunday or statutory holiday or any other day on which banks are required or authorized to close in Toronto, Ontario or Saint John, New Brunswick;

(d) "Completion Date" means the date specified in the Research Schedule being the earlier of either January 1, 1999; such time as the Product, as defined in the License Agreement, has reached Market Trial Version 1.0; or such time as the total Contract Fee has been paid to imagic pursuant to the Development Agreement;

(e) "Contract Fee" means the amount specified in the Research Schedule as the Contract Fee;

(f) "Commencement Date" means the date specified in the Research Schedule and shall be the date on which the activities relating to the Research Project commence;

(g) "Development Agreement" or "Agreement" means the terms and conditions of this Development Agreement and the Research Schedule executed by the Parties which incorporates the terms and conditions of this Development Agreement and any amendments or supplements thereto;

(h)  "Income Tax Act" means the Income Tax Act (Canada) as amended;

(i) "License Agreement" means the license agreement having an effective date of January 5, 1998 between NBTel and 506 and imagic;

(j) "License Schedule" means a licensing rights schedule entered into between NBTel and 506 and imagic pursuant to the License Agreement, which licensing rights schedule shall be executed by the Parties concurrently with the Research Schedule;

(k) "Parties" means collectively, 506, NBTel, imagic and any other Person who becomes a Party to this Agreement in accordance with the provisions hereof, and "Party" means any one of them;

(l) "Person" means any individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity;

(m) "Research Project" means the research project which has as its goal the creation and development of commercially viable products of the nature described in the Research Schedule;

(n) "Research Schedule" means Schedule "A" attached hereto, any subsequent amendments thereto as mutually agreed by the Parties, which describes the Research Project, the Contract Fee, the Commencement Date, the required Completion Date of the Research Project, and any other specific requirements of the Research Project to be carried out under the Research Schedule;

(o) "NBTel and 506 Technology" shall mean without limitation any intellectual property of whatever kind developed by imagic pursuant to the Research Schedule executed by the Parties pursuant to this Development Agreement and any products developed therefrom and any intellectual property related thereto including all hardware and software architecture, interfaces and designs and other tangible and intangible property produced and or acquired including all unpublished know-how, technical data, techniques, manuals, documentation, reports, records, formulae, processes, descriptions, evaluations, computer programs (source code and object code), computations, schematics, specifications, designs, design criteria, sketches, photographs, plans, drawings, samples, reports, studies, findings, inventions, prototypes and ideas, whether patentable or not, whether trade secrets or not and in any media whatsoever whether in electronic, written, graphic or oral form relating to the products or any part thereof; their research, design, development, construction, assembly, testing, production, marketing, consultation, installation and operation, and all industrial and intellectual property rights therein, including without limitation all copyrights, patents, trade secrets, trade marks, mask works and industrial designs; and any enhancements, revisions, improvements, upgrades, translations, completions, modifications, adaptations, derivatives and new versions of any of the foregoing;

(q) "Technology Transfer Option Agreement" means the technology transfer option agreement having an effective date of January 5, 1998 between NBTel and 506 and magic;

1.2 Currency. All references to monetary amounts shall be construed to refer to
    ---------
lawful money of Canada unless otherwise specified.

1.3 Extended Meanings. In this Agreement, unless there is something in the
    ------------------
subject matter or context inconsistent therewith words importing the singular number include the plural and vice versa and words importing gender include all genders.

1.4 Headings. The division of this Agreement into articles, sections and
    ---------
subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.5 Applicable Law. This Agreement shall be construed in accordance with the
    ---------------
laws of the Province of New Brunswick and the laws of Canada applicable therein and shall be treated in all respects as a New Brunswick contract. Any action, suit or proceeding arising out of or relating to this Agreement shall be brought in the courts of the Province of New Brunswick and each of the Parties hereby irrevocably submits to the jurisdiction of such courts.

1.6 Consent. Whenever a provision of this Agreement requires an approval or
    --------
consent by a Party to this Agreement and notification of such approval or consent is not delivered within the applicable time limit, then, unless otherwise specified, the Party whose consent or approval is required shall be conclusively deemed to have withheld its approval or consent.

1.7 Computation of Time Periods. In this Agreement, in the computation of
    ----------------------------
periods of time from a specified date to a later specified date, unless otherwise expressly stated, the word "from" means "from but excluding" and the words "to" and "until" each mean "to and including" and if the last day of any such period is not a Business Day, such period shall end on the next Business Day.

1.8 Incorporation of Schedules. Each Schedule annexed hereto shall, for all
    ---------------------------
purposes hereof, form an integral part of this Agreement

                                  ARTICLE II

                       PERFORMANCE OF SCIENTIFIC RESEARCH
                       ----------------------------------

2.1 Subject to the terms and conditions of this Agreement, NBTel and 506, jointly engage the services of imagic to carry out the Research Project and imagic undertakes and agrees to carry out the Research Project for the consideration specified in
Article III of this Agreement provided that such consideration shall not exceed the Contract Fee.

2.2 NBTel and 506 will jointly have complete, sole and absolute discretion as to the conduct, control and direction of the performance of the research activities to be carried out by imagic on behalf of NBTel and 506.

2.3 NBTel and 506 shall appoint a mutually acceptable person to act as project coordinator to co-ordinate research activities with imagic. Such project coordinator shall have the authority and power to act for and on behalf of NBTel and 506 in all matters connected with, arising out of or relating to this Agreement. NBTel and 506 may change the person who acts as project coordinator by notice given to imagic in the manner provided herein. The project coordinator shall: establish product definitions, milestones and project outlines, and such other related reports as required; contact or meet with the imagic development team on an as needed basis; and generally supervise the activities undertaken as part of the Research Project.

2.4 Subject to the terms of this Agreement, all NBTel and 506 Technology developed by or for imagic pursuant to this Agreement shall be the property of NBTel and 506, to be owned by them jointly. imagic shall at the expense of NBTel and 506, take any and all steps which may be required to register such NBTel and 506 Technology in the joint names of NBTel and 506, including, without limitation, obtaining patent protection, copyright and trade-mark registrations, mask work registrations and industrial design registrations on behalf of NBTel and 506. It is further agreed that all documents, drawings, specifications and other such pertinent papers prepared by imagic in carrying out the terms of this Agreement shall become the property of NBTel and 506, to be owned by them jointly and shall be used by NBTel and 506, without accounting therefor to imagic, but only as mutually agreed upon by 506 and NBTel in writing. In the event that imagic creates or uses any compositions, processes or methods owned or controlled by it in carrying out the terms of this Agreement, imagic, insofar as it is able, hereby grants to each of NBTel and 506, a license in accordance with the terms and conditions set out in the License Agreement and License Schedule for NBTel and 506 to use, exploit, develop, enhance, improve and market such compositions, processes or methods, together with the right to extend such license to purchasers or licensees of the NBTel and 506 Technology.

2.5 Any use of the NBTel and 506 Technology by NBTel and 506, shall be on a joint basis and shall be subject to a joint-use agreement that establishes the terms and conditions for revenue and cost sharing, such agreement to be entered into between NBTel and 506 if either such Party wishes to use the NBTel and 506 Technology and then on terms and conditions as are mutually agreeable, both Parties acting reasonably. For greater certainty, neither NBTCI or 506 will independently enhance, revise, modify, improve, upgrade or otherwise modify the NBTel and 506 Technology unless NBTel and 506 otherwise mutually agree in writing.

2.6 imagic will commence work on the performance of the Research Project on the Commencement Date, as specified in the Research Schedule, and will devote its best efforts to completing the Research Project by the Completion Date specified in the Research Schedule.

2.7 It is further stipulated and agreed that the rights and obligations granted to and imposed upon the Parties hereto, shall not be so construed as to derogate from the subsisting rights of any third party under any grant, conveyance, or agreement made or entered into by imagic prior to the effective date of this Agreement.

                                   ARTICLE III

                                  CONTRACT FEE
                                  ------------

3.1 In consideration of the performance by imagic of its obligations under
Article II hereof, NBTel and 506 shall make payments to imagic in the amounts invoiced by imagic to NBTel and 506 for expenditures made, or to be made, by imagic to conduct the research and development work herein. imagic shall deliver single invoices in the joint names of NBTel and 506. NBTel and 506 shall each be responsible for payment of one half of all such invoice amounts provided that neither NBTel or 506 shall be liable for payments in excess of one half of the Contract Fee. All payments are due thirty (30) days after receipt of invoices by NBTel and 506. For greater certainty it is acknowledged and agreed that the amounts invoiced by imagic to NBTel and 506 shall be based on actual costs incurred by imagic and shall not, in the aggregate, exceed the Contract Fee.

3.2 Notwithstanding any other provision of this Agreement, any duties, obligations or liabilities of each of NBTel and 506 hereunder, including any payments pursuant to section 3.1 hereof, are several and shall not be or be construed to be either joint or joint and several.

3.3 Notwithstanding any other provision of this Agreement, in the event that either of NBTel or 506 fails to pay its proportionate share of the invoice tendered pursuant to section 3.1, within the thirty (30) day period following receipt of such invoice the other Party may, by notice, demand payment. If no payment is made within the period of five (5) days next succeeding the receipt of the demand notice the other Party may elect to increase its contribution to satisfy the shortfall, require imagic to curtail or abandon the Research Project, or may elect to terminate this Agreement with respect to the Research Project In the event that the non-defaulting Party elects to increase its contribution to satisfy the shortfall:

     (a) sections 2.2, 2.3 and 12.10 shall no longer be applicable and the non-defaulting Party shall have complete control and absolute discretion over any decisions to be made hereunder, including the research activities to be carried out by imagic with respect to the Research Project and/or appointment of the project coordinator, and with respect to any decisions regarding the License Agreement, Technology Transfer Option Agreement and any Schedules thereto;

     (b) section 2.4 shall no longer be applicable and the NBTel and 506 Technology shall thereafter be owned in accordance with the proportionate share of the Party's contributions to the total contributions made hereunder by all Parties, however, the Party whose interest in the NBTel and 506 Technology has been reduced shall be entitled to receive details of and shall be required to contribute to future invoices in accordance with section 3.1 hereof

     (c) the revenue and cost sharing provisions of any joint-use agreement pursuant to section 2.5 hereof, or the entitlement to royalties pursuant to the License Agreement and applicable Licence Schedule, shall be deemed amended to reflect that the Parties interests are no longer joint but are proportionate to the proportionate share of each Party's contributions to the total Contract Fee; and

     (d) the defaulting Party may at any time cure its default hereunder by paying to the non-defaulting Party an amount equal to the amount of the contributions that the defaulting Party has failed to make hereunder plus interest at prime plus five percent (5.0%).

3.4 imagic will maintain proper records for the purpose of confirming the amounts invoiced to NBTel and 506 including timesheets and payroll summaries, paid invoices, vouchers, receipts and other supporting documents. imagic further agrees that it shall notify NBTel and 506, in writing, promptly upon discovery of any inaccuracy in documentation submitted by imagic to NBTel and 506 and reimburse NBTel and 506 respectively for any overpayment made by NBTel and 506 to imagic as a result thereof.

3.5 NBTel and 506, or their authorized agent shall, each at their own expense, have the right at any time and from time to time to enter upon the premises of imagic to perform a review or audit of the books and records of imagic including all supporting documentation, to confirm the amount invoiced to NBTel and 506. In the event that any inaccuracy or error is found imagic shall immediately reimburse NBTel and 506 for any overpayment or shall immediately invoice NBTel and 506 for any underpayment. In the event an overpayment has been found to have occurred imagic shall pay the costs incurred by NBTel and 506 for the performance of such audit.

                                  ARTICLE IV

                  RESEARCH AND DEVELOPMENT COVENANTS OF imagic
                  --------------------------------------------

4.1      imagic hereby covenants with NBTCI and 506 that:

     (a) the research expenditures made by imagic hereunder will, to the best of imagic's ability:

          (i) constitute "scientific research and experimental development" expenditures as that term is defined in Section 248(1) of the Income Tax Act and Regulation 2900 of the Income Tax Act;

          (ii) constitute "qualified expenditures" as that term is defined in
               Section 127(9) of the Income Tax Act;

          (iii) not be for work that is either defined in Regulation 2900(l)(e) to (k) of the Income Tax Act or in Subsection 127(9) of the Income Tax Act, paragraphs (c) to (h), inclusive, of the definition of "qualified expenditures";

     (b) imagic will, upon the request of either NBTel or 506, provide NBTel and 506 with a written report setting out:

          (i) the amount of expenditures incurred in connection with carrying out the Research Project to the date of the Report; and

          (ii) the amount of such expenditures which constitute "qualified expenditures" and which constitute "scientific research and experimental development expenditures" as defined in Section 4.1(a) hereof; and

     (c) imagic will, upon the request of either NBTel or 506, provide NBTel and 506 with a written technical description of the Research Project and such other information, reports or filings as may be required from time to time to enable either of NBTel or 506 to claim any and all credits, deductions or other benefits pursuant to the Income Tax Act for such scientific research and experimental development expenditures hereunder.

                                   ARTICLE V

               REPRESENTATIONS. WARRANTIES AND COVENANTS OF imagic
               ---------------------------------------------------

5.1      imagic hereby represents, warrants and covenants with NBTel and 506:

(a) that imagic is a corporation duly incorporated, organized and validly subsisting under the laws of Canada and is duly authorized to carry on its business as presently carried on by it;

(b) that it is in the business of conducting scientific research and experimental development in respect to digital broadcasting over Internet Protocol networks and supporting hardware products and possesses substantial experience, capacity and expertise in relation thereto;

(c) that it will promptly acquire the facilities and employees necessary to carry out the research and development activities required of it pursuant to this Agreement;

(d) that it has full capacity, power and authority to enter into this Development Agreement and all other agreements and instruments to be entered into by it pursuant to this Agreement and to carry out its obligations under this Agreement and all other agreements and instruments to be entered into by it pursuant to this Agreement;

(e) that the execution and delivery of this Agreement and all other agreements and instruments to be executed by it pursuant to this Agreement and the performance of its obligations under this Agreement and such other agreements and instruments have been duly authorized by all necessary corporate action on the part of imagic and will not violate any right of any third party, including but not restricted to, rights arising from any agreement between imagic and any third party;

(f) that it has not entered into and will not enter into any agreement with any other party inconsistent with this Agreement;

(g) that this Agreement constitutes or will constitute valid and binding obligations upon imagic enforceable against imagic in accordance with its terms and conditions;

(h) that it will maintain proper records and documentation in connection with the Research Project as described in Information Circular 86-4R3 relating to the Income Tax Act and as issued by Revenue Canada, Taxation from time to time; and

(i) that the NBTel and 506 Technology will be designed and implemented in a proper and workmanlike manner; and except as disclosed in writing to NBTel and 506, will be original and will not contain components belonging to IPTC or any third party; and will not infringe any patent copyright or any other proprietary right.

5.2      The warranties herein shall survive the Termination of this Agreement.

                                   ARTICLE VI

                                    INDEMNITY
                                    ---------

6.1 imagic will defend NBTel and 506 and their successors and assigns and any representative of NBTel and 506 or such successor or assign (collectively the "Group") against any claim that the use or exploitation of all or any part of the NBTel and 506

Technology infringes any patent, trade-mark, copyright, trade secret, or other proprietary right of any kind whatsoever, and imagic will indemnify and hold harmless the Group in respect of all costs, expenses, penalties, fines, charges, losses, damages, accountings for profits, and legal fees which the Group may incur or for which they may become liable in connection with any such claim as aforesaid.

6.2 Provisions relating to Indemnity Claims. The following provisions will apply to any claim for indemnification pursuant to Section 6.1 hereof (an "Indemnity Claim").

     (a) Promptly after becoming aware of any matter that may give rise to an Indemnity Claim, either or both of NBTel and 506 will provide to imagic written notice of the Indemnity Claim specifying (to the extent that information is available) the factual basis for the Indemnity Claim and the amount of the Indemnity Claim or, if an amount is not then determinable, an estimate of the amount of the Indemnity Claim, if an estimate is feasible in the circumstances.

     (b) If an Indemnity Claim relates to an alleged liability to any person other than NBTel or 506 (a "Third Party Liability"), including without limitation any governmental or regulatory body or any taxing authority, which is of a nature such that either or both of NBTel and 506 are required by applicable law to make a payment to a third party before the relevant procedure for challenging the existence or quantum of the alleged liability can be implemented or completed, then NBTel and 506 may, upon mutual agreement of NBTel and 506, and notwithstanding the provisions of the paragraphs (c) and (d) of this section, make such payment and forthwith demand reimbursement for such payment from imagic in accordance with this agreement; provided that, if the alleged Third Party Liability as finally determined on completion of settlement negotiations or related legal proceedings is less than the amount which is paid by imagic in respect of the related Indemnity Claim, then NBTel and 506 shall forthwith following the final determination pay to imagic the amount by which the amount of the Third Party Liability as finally determined is less than the amount which is so paid by imagic.

     (c) NB Tel and 506 shall not negotiate, settle, compromise or pay (except in the case of payment of a judgment) any Third Party Liability as to which it proposes to assert an Indemnity Claim, except with the prior consent of imagic (which consent shall not be unreasonably withheld or delayed), unless there is a reasonable possibility that such Third Party Liability may materially and adversely affect either of NBTel and 506, in which case NBTel and 506 shall, upon mutual agreement of NBTel and 506 acting reasonably and having regard to each other's business and reputation, have the right, after notifying imagic, to negotiate, settle, compromise or pay such Third Party Liability without prejudice to its rights of indemnification hereunder.

     (d) With respect to any Third Party Liability, provided imagic first admits NBTel and 506's right to indemnification for the amount of such Third Party Liability which may at any time be determined or settled, then, in any legal, administrative or other proceedings in connection with the matters forming the basis of the Third Party Liability, the following procedures will apply:

          (i) except as contemplated by subparagraph (iii) of this paragraph, imagic will have the right to assume carriage of the compromise or settlement of the Third Party Liability and the conduct of any related legal, administrative or other proceedings, subject always to the mutual agreement of NBTel and 506 as to imagic's carriage, compromise or conduct thereof and without limiting the foregoing, NBTel and 506 shall, upon mutual agreement of NBTel and 506, have the right and shall be given the opportunity to participate in the defence of the Third Party Liability, to consult with imagic in the settlement of the Third Party Liability and the conduct of related legal, administrative and other proceedings (including consultation with counsel) and to disagree on reasonable grounds with the selection and retention of counsel, in which case counsel satisfactory to all of the Parties shall be retained by imagic;

          (ii) imagic will co-operate with NBTel and 506 in relation to the Third Party Liability, will keep NBTel and 506 fully advised with respect thereto, will provide NBTel and 506 with copies of all relevant documentation as it becomes available, will provide NBTel and 506 with access to all records and files relating to the defence of the Third Party Liability and will meet with representatives of NBTel and 506 at all reasonable times to discuss the Third Party Liability; and

          (iii) notwithstanding subparagraphs (i) and (ii) of this paragraph, imagic will not settle the Third Party Liability or conduct any legal, administrative or other proceedings in any manner in which there is a reasonable possibility that such settlement may materially and adversely affect either of NBTel and 506, except with the prior written consent of each of NBTel and 506 acting reasonably and having regard to each other's business and reputation.

     (e) If, with respect to any Third Party Liability, imagic does not admit NBTel and 506's right to indemnification or declines to assume carriage of the settlement or of any legal, administrative or other proceedings relating to the Third Party Liability, then the following provisions will apply:

          (i) NBTel and 506, upon mutual agreement of NBTel and 506 and at their discretion, may assume carriage of the settlement or of any legal, administrative or other proceedings relating to the Third Party Liability and may defend or settle the Third Party Liability on such terms as NBTel and 506, acting in good faith, consider advisable; and

          (ii) any cost, loss, damage or expense incurred or suffered by NBTel and 506 in the settlement or defence of such Third Party Liability or the conduct of any legal, administrative or other proceedings shall be added to the amount of the Indemnity Claim.

6.3 In the event a claim of the type contemplated in section 6.1 arises in connection with the use or exploitation of the NBTel and 506 Technology, in combination or conjunction with other technology not developed by imagic, the responsibilities of imagic under section 6.1 shall be confined to those parts or aspects of such claim (if any) arising from the presence of the NBTel and 506 Technology developed by imagic in the combined or conjoined technology.

6.4 Right of set-off. NBTel and 506 shall each have the right to satisfy any amount from time to time owing by it to imagic by way of set-off against any amount from time to time owing by imagic to either of NBTel and 506, including any amount owing to either of NBTel and KRPC pursuant to imagic's indemnification pursuant to Article VI hereof.

6.5 imagic's obligations of indemnification will survive any termination of this Agreement.

                                  ARTICLE VII

                               FURTHER ASSURANCES
                               ------------------

7.1 Each Party hereto agrees to make, execute and deliver to the other Party all such lawful instruments and documents, and do or cause to be done all such lawful acts as may reasonably be requested by the other Party for the purposes of implementing and giving effect to the transaction set forth in this Development Agreement and the Research Schedule.

                                  ARTICLE VIII

                                 CONFIDENTIALITY
                                 ---------------

8.1 It is acknowledged by the Parties that the making and implementation of this Development Agreement and the Research Schedule may result in one or more of the Parties having knowledge or custody of confidential information or proprietary property belonging to the other. In the event that the making or implementation of this Development Agreement or the Research Schedule results in one or each Party hereto having knowledge or custody of confidential information or proprietary property belonging to the other Party hereto:

     (a) imagic acknowledges and agrees that NBTel and 506, jointly have the exclusive unlimited right and privilege to use, exploit, develop, enhance, improve and market the NBTel and 506 Technology. NBTel and 506 agree that any such use shall be in accordance with section 2.5 hereof. In addition, imagic grants to NBTel and 506, in accordance with the terms of the License Agreement and the License Schedule, the right privilege and license to use any confidential information or proprietary property belonging to imagic which is reasonably required by NBTel and 506 in order for NBTel and 506 to use, exploit, develop, improve, enhance or market the NBTel and 506 Technology. NBTel and 506 agree that any such use shall be in accordance with section 2.5 hereof. imagic acknowledges and agrees that information relating to the NBTel and 506 Technology is confidential information and proprietary property which imagic shall keep in strict confidence, will not disclose to any third party without the prior joint written authorization of NBTel and 506 and will take all reasonable precautions to ensure that no such confidential information or proprietary property is revealed or disclosed to, or discovered or used by, any unauthorized third party. imagic agrees that it will not use confidential information or proprietary property belonging to NBTel and 506 for any purpose other than the purpose for which such information or property was disclosed or provided to imagic and it will not induce, assist, or be party to any use of such confidential or proprietary property by a third party for any purpose not previously authorized in writing by NBTel and 506.

     (b) Subject to paragraph 8.1(a) NBTel and 506 acknowledge and agree that they will keep all confidential information and proprietary property belonging to imagic in strict confidence, will not disclose any such confidential information to any third party without the prior written authorization of imagic and will take all reasonable precautions to ensure that no confidential information or proprietary property is revealed or disclosed to, or discovered or used by, any unauthorized third party. Subject to Section 8.1(a), NBTel and 506 agree that neither will use confidential information or proprietary property belonging to imagic for any purpose other than the purpose for which such information was disclosed or licensed to NBTel and 506 and they will not induce, assist, or be party to any use of such confidential information by a third party for any purpose not previously authorized in writing by imagic.

     (c) imagic acknowledges that the NBTel and 506 Technology is a trade secret and constitutes a valuable asset of the NBTel and 506. imagic agrees that it shall exercise at least the same degree of care and discretion with respect to the NBTel and 506 Technology as it exercises in protecting its own confidential information; that it shall not disclose, or otherwise make available, without the prior written consent of the NBTel of 506, the NBTel and 506 Technology or any copies of it to other persons; and that it shall not copy or reproduce the NBTel and 506 Technology except to the extent necessary to perform its obligations under this Agreement.

8.2   Section 8.1 shall survive the termination of this Agreement.

                                  ARTICLE IX

                            BANKRUPTCY, DEFAULT, ETC.
                            -------------------------

9.1 Subject to the provisions of this Article, this Agreement shall, unless otherwise terminated in accordance with the terms of this Agreement, remain in force until the completion of all research and development activities by imagic, the payment of all amounts due to imagic hereunder and the written acknowledgment by NBTel and 506 that no further research will be undertaken pursuant to this Agreement.

9.2.1 In the event that any Party to this Development Agreement passes a resolution to wind-up, or suffers a winding-up order to be made for any reason, or is dissolved, or becomes bankrupt or insolvent, or takes the benefit of any act now or hereafter in force for bankrupt or insolvent debtors or if a receiver or a receiver manager (temporary or permanent) is appointed over or in respect of any Party or any of its property or assets, or in the event any of the goods and chattels of any Party shall be at any time seized in execution or attachment by any creditors, or in the event of a bulk sale or if any Party performs an act of bankruptcy, or is adjudicated bankrupt by a court of competent jurisdiction, or ceases to carry on business or threatens to cease carrying on business or terminates its corporate existence for any reason whatsoever the other Parties hereto may by written notice delivered to the defaulting Party, elect to treat this Development Agreement as terminated and any and all continuing or executory obligations to such Party on the part of the other Parties hereto under this Development Agreement and Research Schedule shall forthwith cease and be terminated.

9.2.2 In the event that any Party to this Development Agreement commits a breach of or default in its material obligations under this Development Agreement, and fails to remedy same within sixty (60) days of receiving notice thereof from the another Party hereto, the other Parties hereto may, by written notice to the defaulting Party, elect to treat this Development Agreement and the Research Schedule as terminated, in which case any and all continuing or executory obligations under this Development Agreement and the Research Schedule shall forthwith cease and be terminated.

9.2.3 In the event of expiration or early termination of this Agreement, the licenses granted by imagic to NBTel and 506 contained in sections 2.4 and 8.1(a) and the provisions of Articles VI and VIII of this Agreement shall survive such termination, provided that if a Conversion Event occurs as defined in the Technology Transfer Option Agreement, such licenses shall terminate on the date of acquisition of the NBTel and 506 Technology by imagic.

9.2.4 In the event of expiration or early termination of this Agreement, the Parties shall own the NBTel and 506 Technology jointly in accordance with
Article II, or in proportion to their then respective proportionate interests therein in accordance with Article III, as the case may be.

                                   ARTICLE X

                                  TERMINATION
                                  -----------

10.1 imagic and NBTel and 506 agree that NBTel and 506 may suspend performance of the scientific research under Research Schedule upon seven (7) days notice to imagic.

10.2 imagic and NBTel and 506 acknowledge and agree that NBTel and 506 may terminate the Development Agreement or Research Schedule upon thirty (30) days written notice to imagic.

                                  ARTICLE XI

                               BOOKS ANI) RECORDS
                               ------------------

11.1 imagic shall keep proper, accurate and complete business records and books of account showing all transactions relevant to this Development Agreement, shall maintain the records and accounts pertaining to each such transaction and shall allow NBTel and 506, or its authorized representative, to inspect such books and records and to make copies and extracts therefrom, upon reasonable notice and during normal business hours.

                                   ARTICLE XII

                                     GENERAL
                                     -------

12.1 Time of the Essence. Time shall be of the essence of this Agreement.
     -------------------

12.2 Notices. Any notice, demand or other communication required or permitted to
     -------
be given to any Party hereunder shall be in writing and shall be either:

     (a)  personally delivered;

     (b)  sent by same-day or next-day courier or mail;

     (c) sent by prepaid telecopier, telex or similar method of electronic communication including facsimile transmission, which produces a paper record; or

     (d)  prepaid registered mail.

Any notice so given shall be sent to the Parties at their respective addresses set out below:

     (a)  In the case of a notice to 506:

          506048 N.B. Ltd.
          c/o Kanata Research Park Corporation
          555 Legget Dr.
          Kanata, Ontario
          Canada
          K2K 2X3

          Attention: President
          Fax No.:   (613) 591-0018

     (b)  In the case of a notice to NBTel:

          The New Brunswick Telephone Company, Limited.,
          One Brunswick Square
          Saint John, New Brunswick
          Canada
          E2L 4L4

          Attention: General Counsel
          Fax No.:   (506) 694- 2722

     (c)  In the case of a notice to imagic:

          imagicTV Inc.
          One Brunswick Square
          14th Floor
          P.O. Box 303
          Saint John, New Brunswick
          Canada
          E2L 3Y2

          Attention: President
          Fax No.:   (506) 631-3001

And in all cases so delivered personally or by courier or so sent by means of electronic communication. Any notice so given is deemed conclusively to have been given and received when so personally delivered or sent by telex, telecopier, or other electronic communication or on the fifth business day following the sending thereof by private courier or mail. Any Party hereto may change any particulars of its address for notice by notice to the others in the manner aforesaid.

12.3 Amendment. No supplement, modification, waiver, qualification or
     ---------
termination of this Agreement shall be binding unless executed in writing by the Parties to be bound thereby.

12.4 Separate Counterparts. This Agreement may be executed by the Parties hereto
     ---------------------
in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

12.5 Severability. Each and every provision of this Agreement shall be treated
     ------------
as separate and distinct and in the event of any provision hereof being declared invalid such provision shall be deemed to be severable and all other provisions hereof shall remain in full force and effect.

12.6 No Partnership. Nothing in this Agreement shall be deemed in any way or for
     --------------
any purpose to constitute any Party as partner of or a joint venturer with any other Party.

12.7 Successors and Assigns. This Agreement shall be binding upon and enure to
     ----------------------
the benefit of the Parties hereto and their respective successors and permitted assigns. Nothing herein, express or implied, is intended to confer on any person, other than the Parties hereto and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

12.8 Assignment. This Development Agreement and the Research Schedule shall not
     ----------
be assigned by imagic. Unless otherwise agreed by imagic, NBTel and 506 shall only assign this Development Agreement and Research Schedule to an Affiliate of either of them as defined in the Act and further provided that NBTel and 506 must concurrently assign to the same corporation, the License Agreement and Technology Transfer Option Agreement and Schedules thereto to the same corporation and such corporation agrees to be bound by the License Agreement, Technology Transfer Option Agreement and corresponding Schedules thereto. Any further assignment by the Affiliate of NBTel or 506 shall be subject to the written consent of NBTel or its Affiliate or 506 or its Affiliate, as the case may be.

12.9 Entire Agreement and Amendments. This Agreement and the Research Schedule
     -------------------------------
contain the entire agreement between the Parties with respect to the subject matter thereof and shall not be modified or amended in any manner except by an instrument in writing executed by the Parties hereto.

12.10 Consents. Subject to Section 3.3, any consent or decision to be made or
      --------
required of NBTel and 506 under this Agreement must be made jointly and unanimously by NBTel and 506.

IN WITNESS WHEREOF the Parties hereto have executed this Development Agreement this 5th day of January, 1998.

                                   506048 N.B. Ltd.

                                   By:
                                      -----------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------

                                   By:
                                      -----------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------



                                   THE NEW BRUNSWICK TELEPHONE COMPANY, LIMITED

                                   By:
                                      -----------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------


                                   By:
                                      -----------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------

                                   imagic TV Inc.

                                   By:
                                      -----------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------

                                   By:
                                      -----------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------

                                   SCHEDULE A

                                RESEARCH SCHEDULE
                                -----------------

This Research Schedule is entered into between imagicTV Inc.("imagic") and The New Brunswick Telephone Company, Limited, ( "NBTel") and 506048 N.B. Ltd. ("506") attached to and forming part of the Development Agreement between the Parties having an effective date of January 5th, 1998.

Any defined terms shall have the meaning ascribed thereto in the Development Agreement.

Products to be Developed. The research and development activities to be
------------------------
performed by imagic for NBTel and 506 pursuant to this Research Schedule shall consist of the following Research Project:

The imagicTV Broadcast Distribution System. The integrated broadcast distribution systems is composed of a series of components that can be configured with various modules to allow residential users, via an Electronic Program Guide, to select and view audio/video content in their home over a broadband multicast IP network.

Product development will include the following components.

1. Electronic Program Guide (EPG) - This client software will operate in both a Windows 95 and set top environment, and will link to the client MEPG-l/MEPG-2 decoder and client conditional access module. This software will provide the residential user interface to all broadcast content on the broadband multicast IP network

2. EPG database - This server software will provide the broadcast content schedules to the client EPG software based on customer location and customer profile. The server software will be responsible to extract broadcast content schedules from various existing data sources on the Internet.

3. Live MPEG encoder - This component will provide real-time MEPG-1 or MEPG-2 encoding. It encodes analog video and audio inputs to produce MEPG-1 system or MPEG-2 Transport Streams for delivery via an IP multicast network.

4. Ad Server - This server software will provide scheduled ad insertion into the client EPG based on time of day, the customer location and customer profile.

5. Near Video-on-Demand Server - This component will provide scheduled managed delivery of pre-recorded material via an IP multicast network.

6. Video-on-Demand Server - This component will provide the client access to VOD playback using interactive VCR controls for optimal control. It provides all the tools necessary to store, manage and deliver real-time, full-screen video and audio content.

7. Conditional Access System - This component consists of a both a source and destination module and is responsible for the encryption of data between the source and destination to protect copyrights.

8. Customer profile management system - This software will store and track customer preferences, usage patterns, billing status, mailing addresses, client devices, service subscription, etc. It will provide the core data for many of the other components.

9. Subscription management (including self service) system - This user interface will allow the end user to view, add and delete channels from their service subscription and check their usage.

10. Service activation system - This software will link the service subscription process to all network components which require provisioning to add or remove service.

11. Billing, Reporting and Statistics system - This software will track usage and allow the generation of custom reports, including BAF reports which may be used for telco billing.

12. Channel Offering Management system - This software will provide an information database of broadcast content unique to the broadcast distribution system provider to feed the EPG database.

13. End to End network management system - The imagicTV management software integrates the control of all the broadcast distribution systems components into a networked management framework including QOS management and usage collection.

Commencement Date: January 5th, 1998.
-----------------

Contract Fee: Four Million Dollars ($4,000,000) in the aggregate. The sum of
------------
Five Hundred Thousand Dollars ($500,000) for the commencement of the research and development on the components described above shall be advanced upon the execution of the Development Agreement and this Research Schedule.

Required Completion Date: The earlier of January 1, 1999; such time as the
------------------------
Product, as defined in the License Agreement, has reached Market Trial Version 1.0; or such time as the total Contract Fee has been paid to imagic hereunder.

Specific Requirements (if any): None
---------------------

The Parties agree that the terms and conditions this Research Schedule form part of and are incorporated into the Development Agreement.

IN WITNESS WHEREOF the Parties hereto have executed this Research Schedule this 5th day of January, 1998.

                                    506048 N.B. Ltd

                                    By:
                                       -----------------------------
                                    Name:
                                         ---------------------------
                                    Title:
                                          --------------------------


                                    By:
                                       -----------------------------
                                    Name:
                                         ---------------------------
                                    Title:
                                          --------------------------



                                    THE NEW BRUNSWICK TELEPHONE COMPANY, LIMITED


                                    By:
                                       -----------------------------
                                    Name:
                                         ---------------------------
                                    Title:
                                          --------------------------


                                    By:
                                       -----------------------------
                                    Name:
                                         ---------------------------
                                    Title:
                                          --------------------------


                                    imagic TV Inc.


                                    By:
                                       -----------------------------
                                    Name:
                                         ---------------------------
                                    Title:
                                          --------------------------


                                    By:
                                       -----------------------------
                                    Name:
                                         ---------------------------
                                    Title:
                                          --------------------------

                                      -3-